UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                                                                         December 16, 2008
Grubb & Ellis Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 300
Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:             714-667-8252
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On December 16, 2008, we distributed a 2008 Third Quarter Investor Update newsletter, or the Newsletter, to the stockholders of Grubb & Ellis Apartment REIT, Inc. The full text of the Newsletter is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Grubb & Ellis Apartment REIT, Inc. 2008 Third Quarter Investor Update

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

Date: December 16, 2008	By:	/s/ Stanley J. Olander, Jr. Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

99.1	Grubb & Ellis Apartment REIT, Inc. 2008 Third Quarter Investor Update